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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 or 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): April 5, 2005

                          CAM COMMERCE SOLUTIONS, INC.
             (Exact name of registrant as specified in its charter)

         DELAWARE                 000-16569                95-3866450
     (State or other            (Commission              (IRS Employer
      jurisdiction of           File Number)           Identification No.)
      incorporation)

                              17075 Newhope Street
                        Fountain Valley, California 92708
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (714) 241-9241

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 8.01  Other Events

The following information is furnished pursuant to this Item 8.01 of Form 8-K. On April 5, 2005, CAM Commerce Solutions, Inc. announced an update regarding its X-Charge payment processing business, pursuant to a press release, a copy of which is attached as Exhibit 99.1 to this report.

The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing by the company under the Securities Act of 1933 or the Exchange Act, except as may be expressly set forth by specific reference in such filing.

Item 9.01  Financial Statements and Exhibits

(c) Exhibits

99.1 Press Release dated April 5, 2005 (furnished pursuant to Item 8.01 of Form 8-K).

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          CAM COMMERCE SOLUTIONS, INC.
                                          --------------------------------------
                                          (Registrant)


Date:  April 5, 2005                      /s/ Paul Caceres
                                          --------------------------------------
                                          Paul Caceres
                                          Chief Financial and Accounting Officer

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                                INDEX TO EXHIBITS

Exhibit
Number      Description
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99.1        Press release, dated April 5, 2005, issued by CAM Commerce Solutions
            Corporation

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